                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  August 5, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       MARYLAND                          1-13232                84-1259577
-----------------------------         -------------       ---------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation or              File Number)         Identification No.)
           organization)

                    2000 SOUTH COLORADO BOULEVARD, TOWER TWO
                      SUITE 2-1000, DENVER, CO 80222-7900
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code             (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         The press release of Apartment Investment and Management Company, dated August 5, 2002, attached hereto as Exhibit 99.1 is incorporated herein by reference. The Company held a quarterly earnings conference call on August 6, 2002 for which a replay will be available until August 14, 2002. The replay may be accessed by calling 800-642-1687 or, for international callers 706-645-9291. The replay conference identification number is 4766932.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)     Exhibits

                  The following exhibits are filed with this report:

                  Exhibit Number                   Description

                  99.1 Press Release of Apartment Investment and Management Company, dated August 5, 2002.



                                                                               2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: August 6, 2002

                                     APARTMENT INVESTMENT
                                     AND MANAGEMENT COMPANY

                                     By: /s/ Paul J. McAuliffe
                                  ----------------------------------------------
                                     Paul J. McAuliffe
                                     Executive Vice President
                                     and Chief Financial Officer


                                    By: /s/ Thomas C. Novosel
                                  ----------------------------------------------
                                    Thomas C. Novosel
                                    Senior Vice President and Chief Accounting
                                    Officer



                                                                               3
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------


99.1          Press Release of Apartment Investment and Management
              Company, dated August 5, 2002.